SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

// Preliminary Proxy Statement

// Definitive Proxy Statement

/X/ Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Exchange-Traded Funds, Inc. 333-235450/811-23494

T. Rowe Price Global Funds, Inc. 033-29697/811-5833

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price International Funds, Inc. 002-65539/811-2958

________________________________________________________________

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

____________________________________________________

4) Proposed maximum aggregate value of transaction:

____________________________________________________

5) Total fee paid:

____________________________________________________

  [ ] Fee paid previously with preliminary materials.

____________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

____________________________________________________

2) Form, schedule, or Registration Statement no.:

____________________________________________________

3) Filing party:

____________________________________________________

4) Date filed:

___________________________________________________

Important: Action Required

Reference Number:

Re: Your investment in one or more T. Rowe Price Funds

Dear Shareholder:

We recently provided you with proxy materials that require your attention and have made further attempts to obtain your vote. Your voice is important in this vote process and the scheduled shareholder meeting on May 26, 2021 is quickly approaching.

We’ve partnered with Computershare Fund Services as our authorized agent for proxy voting and tabulation services. To cast your vote and eliminate additional communications on this matter, please call Computershare, toll free 1-866-209-6995 today. Representatives are available 10:00 a.m. - 11:00 p.m. ET, Monday - Friday, and 12:00 p.m. - 6:00 p.m. ET, Saturday. You will be asked for the reference number above to locate your voting record.

By voting promptly, you help minimize the need for additional communications, including telephone calls, to solicit sufficient shareholder participation.

Thank you for belonging to the T. Rowe Price community of investors.

T. Rowe Price will never ask for sensitive personal information such as a Social Security number, a PIN, account numbers, or a password in an email.

Email: info@troweprice.com

Call: 1-800-225-5132

U.S. Mail: T. Rowe Price, Account Services, P.O. Box 17300, Baltimore, Maryland 21297-1300

T. Rowe Price has invested in safeguards to ensure your information is kept secure and confidential. Please take a moment to review the T. Rowe Price Privacy Policy.

Copyright 2020, T. Rowe Price Investment Services, Inc., Distributor. All rights reserved.

202011-1401510